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                                                                  EXHIBIT 10.4.1

                               ADDENDUM TO LEASE
                                  (COMMERCIAL)


Made the 1st day of May, 1995

                                    BETWEEN:

Peter Vanderkloet                                (the Landlord)


                                    - and -

Edward Arabians Inc.                             (the Tenant)



    In consideration of the rents, covenants and obligations stipulated herein, the Landlord and the Tenant have agreed to enter into a Lease of the premises known municipally as:


R.R. #2, Addison Road, Addison, Ontario.

and more particularly described in:    Schedule "A" (original Lease)
                                       Schedule "D" (attached aerial photograph)

1.  Grant of Lease

    (1) The Landlord leases the Premises to the Tenant:

        (a) pursuant to point 2.(3) of the Commercial Lease dated August 26, 1994 between the above parties, it is mutually agreed that the six acres of land as described in Schedule "C" of the original Lease plus all remaining lands and fields as noted on the attached Aerial Photograph will be leased to the Tenant by the Landlord. (approximately 70 acres)

        (b) the Term of the Lease on these additional lands shall run for a period of five years ending on the last day of September, 1999 to coincide with the Term as set out in the original Lease dated August 26, 1994.

        (c) the annual Rent for all leased lands as described herein and noted on Schedule "C" of the original Lease and the attached Schedule "D" (Aerial Photograph) shall be set at a total of $2,000.00 per annum payable quarterly in addition to the Rents and Terms of Payment as set out in the original Lease and
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        more particularly described in section 2.(2). The initial payment of
        $333.34 for these additional lands shall be due and payable May 01, 1995 and will cover the months of May and June, 1995. Further payments for these additional lands of $500.00 per quarter shall be due and payable with the first full quarterly payment to be made July 1, 1995.

        (d) all Terms and Conditions as set out in the original Lease of August 26, 1994 shall also apply to this "Addendum of Lease".


    In witness of the foregoing covenants, the Landlord and the Tenant have executed this Lease.



Dated at Addison, Ontario this 24th day of April, 1995



_________________________________           ___________________________
Witness                                     Landlord



Dated at Addison, Ontario this 24th day of April, 1995



_________________________________           ___________________________
Witness                                     Tenant
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                                   SCHEDULE D


                               To Lease Between:


Peter Vanderkloet                                (the Landlord)



                                   -and-



Edwards Arabians Inc.                            (the Tenant)



    See attached Sheet:
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    In witness of the foregoing covenants, the landlord and the Tenant have executed this Lease.



Dated at Addison, Ontario this 30th day of April, 1994



_________________________________           ___________________________
Witness                                     Landlord



Dated at Addison, Ontario this 30th day of April, 1994



_________________________________           ___________________________
Witness                                     Tenant